Exhibit 10.44

FORM OF

PROFITS INTEREST UNITS AGREEMENT

THIS PROFITS INTEREST UNITS AGREEMENT (this “Agreement”) is made and entered into as of                     , 2004 (the “Effective Date”), by and between Digital Realty Trust, L.P., a Maryland limited partnership (the “Partnership”), and                                          (“Participant”). Capitalized terms used in this Agreement but not otherwise defined herein shall have their respective meanings set forth in the Plan and/or the Partnership Agreement (each as defined below), as applicable.

THE PARTIES HERETO AGREE AS FOLLOWS:

1. Issuance of Award. Pursuant to the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan (the “Plan”), effective as of the Effective Date, the Partnership hereby (a) grants to Participant an Award which represents ______ Profits Interest Units of the Partnership (the “Award”), and (b) if not already a Partner, admits Participant as a Partner of the Partnership, in consideration of Participant’s agreement to provide services to or for the benefit of the Partnership on the terms and conditions set forth herein, in the Plan and in the Partnership Agreement. The Partnership and Participant acknowledge and agree that the Profits Interest Units are hereby issued to the Participant for the performance of services to or for the benefit of the Partnership in his or her capacity as a partner of the Partnership. Upon receipt of the Award, Participant shall, automatically and without further action on his or her part, be deemed to be a party to, signatory of and bound by the Partnership Agreement. At the request of the Partnership, Participant shall execute the Partnership Agreement or a counterpart signature page thereto. Participant acknowledges that the Partnership from time to time may issue or cancel (or otherwise modify) Profits Interest Units.

2. Vesting; Restrictions on Transfer of Awards.

2.1 The Award shall be fully vested with respect to 100% of the Profits Interest Units subject thereto as of the Effective Date.

2.2 Notwithstanding Section 2.1 above, without the consent of the Partnership (which it may give or withhold in its sole discretion), Participant shall not sell, pledge, assign, hypothecate, transfer, or otherwise dispose of (collectively, “Transfer”) all or any portion of the Award or any Profits Interest Units (or any securities into which the Profits Interest Units are converted or exchanged) prior to the third anniversary of the Effective Date (the “Transfer Restrictions”), other than by will or pursuant to the laws of descent and distribution; provided, however, that the Transfer Restrictions shall not apply to any Transfer of Profits Interest Units to the Partnership or Digital Realty Trust, Inc (the “Company”).

2.3 The Award is subject to the terms of the Plan and the terms of the Partnership Agreement, including, without limitation, the restrictions on transfer of Units (including, without limitation, Profits Interest Units) set forth in Article 11 of the Partnership

Agreement. Any permitted transferee of the Award shall take such Award subject to the terms of the Plan, this Agreement, and the Partnership Agreement. Any such permitted transferee must, upon the request of the Partnership, agree to be bound by the Plan, the Partnership Agreement, and this Agreement, and shall execute the same on request, and must agree to such other waivers, limitations, and restrictions as the Partnership or the Company may reasonably require. Any Transfer of the Award which is not made in compliance with the Plan, the Partnership Agreement and this Agreement shall be null and void and of no effect.

3. Representations, Warranties, Covenants, and Acknowledgments of Participant. Participant hereby represents, warrants, covenants, acknowledges and agrees on behalf of Participant and his or her spouse, if applicable, that:

3.1 Investment. Participant is holding the Award for Participant’s own account, and not for the account of any other Person. Participant is holding the Award for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

3.2 Relation to Partnership. Participant is presently an employee of, or consultant to, the Partnership, or is otherwise providing services to or for the benefit of the Partnership, and in such capacity has become personally familiar with the business of the Partnership.

3.3 Access to Information. Participant has had the opportunity to ask questions of, and to receive answers from, the Partnership with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Partnership.

3.4 Registration. Participant understands that the Profits Interest Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Profits Interest Units cannot be transferred by Participant unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Partnership has made no agreements, covenants or undertakings whatsoever to register the transfer of the Profits Interest Units under the Securities Act. The Partnership has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the Securities Act, will be available. If an exemption under Rule 144 is available at all, it will not be available until at least one (1) year from issuance of the Award and then not unless (a) a public trading market then exists in Profits Interest Units (or a successor security thereto); (b) adequate information as to the Partnership’s financial and other affairs and operations is then available to the public, and (c) all other terms and conditions of Rule 144 have been satisfied.

3.5 Public Trading. None of the Partnership’s securities is presently publicly traded, and the Partnership has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

3.6 Tax Advice. The Partnership has made no warranties or representations to Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and Participant is in no manner relying on the Partnership or its representatives for an assessment of such tax consequences. Participant is advised to consult with his or her own tax advisor with respect to such tax consequences and his or her ownership of the Profits Interest Units.

4. Capital Account. Participant shall make no contribution of capital to the Partnership in connection with the Award and, as a result, Participant’s Capital Account balance in the Partnership immediately after its receipt of the Profits Interest Units shall be equal to zero, unless the Participant was a Partner in the Partnership prior to such issuance, in which case the Participant’s Capital Account balance shall not be increased as a result of its receipt of the Profits Interest Units.

5. Redemption Rights. Notwithstanding the contrary terms in the Partnership Agreement, Partnership Units which are acquired upon the exchange of the Profits Interest Units shall not, without the consent of the Partnership (which may be given or withheld in its sole discretion), be redeemed pursuant to Section 8.6 of the Partnership Agreement within two years of the date of the issuance of such Profits Interest Units.

6. Contribution Agreement Acknowledgement. Participant hereby understands and acknowledges that pursuant to Section 4.3 of that certain Contribution Agreement, dated as of July 31, 2004, by and between the Partnership and Global Innovation Partners, LLC (the “Contribution Agreement”), in the event that the closing of the initial public offering of the Company’s common stock has not occurred within 30 days after the closing of the transactions contemplated by the Contribution Agreement, the parties to the Contribution Agreement have agreed to unwind all of the transactions contemplated thereby.

7. Covenants. Participant hereby covenants that so long as Participant holds any Profits Interest Units, at the request of the Partnership, Participant shall disclose to the Partnership in writing such information relating to Participant’s ownership of the Profits Interest Units as the Partnership reasonably believes to be necessary or desirable to ascertain in order to comply with the Code or the requirements of any other appropriate taxing authority.

8. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto.

9. Taxes. The Partnership and the Participant intend that (i) the Profits Interest Units be treated as a “profits interest” as defined in Internal Revenue Service Revenue Procedure 93-27, (ii) the issuance of such units not be a taxable event to the Partnership or the Participant as provided in such revenue procedure, and (iii) the Partnership Agreement, the Plan and this Agreement be interpreted consistently with such intent. The Partnership may withhold from Participant’s wages, or require Participant to pay to the Partnership, any applicable withholding or employment taxes resulting from the issuance of Award hereunder, from the lapse of any restrictions imposed on the Award, or from the ownership or disposition of the Profits Interest Units.

10. Remedies. Participant shall be liable to the Partnership for all costs and damages, including incidental and consequential damages, resulting from a disposition of the Award which is in violation of the provisions of this Agreement. Without limiting the generality of the foregoing, Participant agrees that the Partnership shall be entitled to obtain specific performance of the obligations of Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. Participant will not urge as a defense that there is an adequate remedy at law.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents, without regard to any otherwise governing principles of conflicts of law.

12. Survival of Representations and Warranties. The representations, warranties and covenants contained in Section 3 hereof shall survive the later of the date of execution and delivery of this Agreement or the issuance of the Award.

13. Unit Certificate Restrictive Legends. Certificates evidencing the Award, to the extent such certificates are issued, may bear such restrictive legends as the Partnership and/or the Partnership’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Any transfer of such securities will be invalid unless a Registration Statement under the Securities Act is in effect as to such transfer or in the opinion of counsel for the Partnership such registration is unnecessary in order for such transfer to comply with the Securities Act.”

“The securities represented hereby are subject to transferability and other restrictions as set forth in (i) a written agreement with the Partnership, (ii) the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan and (iii) the Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P., dated as of                     , 2004, in each case, as may be amended from time to time, and such securities may not be sold or otherwise transferred except pursuant to the provisions of such documents.”

14. Restrictions on Public Sale by Participant. To the extent not inconsistent with applicable law, the Participant agrees not to effect any sale or distribution of the Profits Interest Units or any similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of a registration statement filed by the Partnership or the Company (except as part of such registration), if and to the extent requested in writing by the Partnership or the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing underwriter or underwriters and consented to by the Partnership or the Company, which consent may be given or withheld in the Partnership’s or the Company’s sole and absolute discretion, in the case of an underwritten public offering (such agreement to be in the form of lock-up agreement provided by the managing underwriter or underwriters).

15. Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 of the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Partnership or the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award of Profits Interest Units is made, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Award shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

16. Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

17. Successors and Assigns. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Partnership.

18. Entire Agreement; Amendments and Waivers. This Agreement, together with the Plan and the Partnership Agreement, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Committee. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

19. Invalidity. If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

20. Titles. The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Digital Realty Trust, L.P.,
a Maryland limited partnership

By:
Name:
Title:

Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Participant:

(Sign Name)

(Print Name)

Participant’s spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Profits Interest Units.

Participant’s Spouse:

(Sign Name)

(Print Name)

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